Trade and other payables	6 Months Ended
Jun. 30, 2026
Trade and other payables
Trade and other payables

17.Trade and other payables

	June 30, 2026	December 31, 2025
Trade payables	11,741	12,156
Accrued salaries, bonuses, vacation pay and related taxes	6,306	4,520
Dividends payable	4,020	4,020
Provision for indirect taxes	2,363	2,333
Accrued professional services	1,501	1,396
VAT payable	16	—
Indirect taxes payables	136	131
Other payables and advances received	1,659	582
Total	27,742	25,138

The Group recognized a liability in respect of Cubic Games Studio Ltd and Nexters Global Ltd of 281 and 2,218, respectively, as at June 30, 2026 (as at December 31, 2025: 278 and 2,185) in relation to indirect taxes (VAT and withholding/sale taxes), as it considered that there is a present obligation as a result of past events with the probable outflow of resources.

The exposure of the Group to liquidity risk in relation to financial instruments is reported in Note 25 to these consolidated financial statements.